                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934
                             (Amendment No. _____)

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:

    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    /X/  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                NYLIFE GOVERNMENT MORTGAGE PLUS LIMITED PARTNERSHIP
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ /  $125 per  Exchange Act  Rules 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11.

     1) Title of each class of securities to which transaction applies:
        Units of Depositary Receipts Representing Assigned
        Limited Partner Interests
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        8,168,457.7 Units
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        $______ (aggregate amount of cash, estimated only for purposes of computing the filing fee, to be distributed to security holders assuming sale of all of the properties of the Registrant for $______)
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        $______ (aggregate amount of cash, estimated only for purposes of computing the filing fee, to be distributed to security holders assuming sale of all of the properties of the Registrant for $______)
        ------------------------------------------------------------------------
     5) Total fee paid:
        $________
        ------------------------------------------------------------------------
/X/  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------

[LETTER TO INVESTORS WHO HAVE NOT YET RETURNED PROXY/CONSENT FORM]








June 14, 1996




Dear Limited Partner:

Recently, you should have received a proxy or consent form, as well as the Definitive Consent Solicitation/Proxy Statement relating to proposals to dissolve, wind-up, and liquidate certain limited partnerships. Our records indicate that you have not yet returned the proxy or consent form for the limited partnership units you hold.

Regardless of the number of units you own, it is important that your votes be counted. Please sign, date, and mail the enclosed duplicate proxy or consent form today. The forms must be RECEIVED by Monday, July 1, 1996 to be counted.

If you have any questions, please call the toll-free information line at 800-278-4117.

Sincerely,



Robert Ziegler
Vice President
NYLIFE Equity Inc.
NYLIFE Realty Inc.



              IF YOU HAVE RECENTLY MAILED YOUR PROXY OR CONSENT, PLEASE
                    ACCEPT OUR THANKS AND DISREGARD THIS REQUEST.

[LETTER TO REGISTERED REPS RELATING TO ENCOURAGING RETURN OF PROXY/CONSENT FORM]






June 11, 1996




Dear Registered Representative:

Recently, your clients should have received a proxy or consent form, as well as the Definitive Consent Solicitation/Proxy Statement relating to proposals to dissolve, wind-up, and liquidate certain limited partnerships. The enclosed letter is being sent to those investors where our records indicate that they have not yet returned the proxy or consent form for the limited partnership units held.

Regardless of the number of units investors own, it is important that their votes be counted. The forms must be RECEIVED by Monday, July 1, 1996 to be counted.

In the Definitive Consent Solicitation/Proxy Statements, you will note that the General Partners are recommending the liquidation of the partnerships, except for NYLIFE Government Mortgage Plus where there is no recommendation either for or against liquidation. In addition, the Partnerships have retained the services of D.F. King to solicit, by telephone, the proxies or written consents of the limited partners. YOU MAY ALSO SOLICIT SUCH CONSENT FROM YOUR CLIENTS BY ENCOURAGING THEM TO RETURN THEIR PROXIES OR WRITTEN CONSENTS, AND BY REFERRING THEM TO THE DEFINITIVE STATEMENTS, AND THE RECOMMENDATION OF THE GENERAL PARTNERS FOUND THEREIN.

If you have any questions, please call the toll-free number for reps:
1-800-278-4157. Investors may be referred to another toll-free number at 1-800-278-4117.

Sincerely,



Robert Ziegler
Vice President
NYLIFE Equity Inc.
NYLIFE Realty Inc.

[GTEL TO REGISTERED REPS RELATING TO ENCOURAGING RETURN OF PROXY/CONSENT FORM]









Recently, your clients should have received a proxy or consent form, as well as the Definitive Consent Solicitation/Proxy Statement relating to proposals to dissolve, wind-up, and liquidate certain limited partnerships. A letter is being sent to those investors where our records indicate that they have not yet returned the proxy or consent form for the limited partnership units held. Advance copies have been sent to registered reps.

Regardless of the number of units investors own, it is important that their votes be counted. The forms must be RECEIVED by Monday, July 1, 1996 to be counted.

The General Partners are recommending the liquidation of the partnerships, except for NYLIFE Government Mortgage Plus where there is no recommendation either for or against liquidation. In addition, the Partnerships have retained the services of D.F. King to solicit, by telephone, the proxies or written consents of the limited partners. YOU MAY ALSO SOLICIT SUCH CONSENT BY ENCOURAGING YOUR CLIENTS TO RETURN THEIR PROXIES OR WRITTEN CONSENTS.

If you have any questions, please call the toll-free number for reps:
1-800-278-4157. Investors may be referred to another toll-free number at 1-800-278-4117.


                                       #  #  #

[BULLETIN BOARD NOTICE RELATING TO ENCOURAGING RETURN OF PROXY/CONSENT FORM]



TO:  REGISTERED REPS, MANAGERS, TRAINERS



Recently, your clients should have received a proxy or consent form, as well as the Definitive Consent Solicitation/Proxy Statement relating to proposals to dissolve, wind-up, and liquidate certain limited partnerships. A letter is being sent to those investors where our records indicate that they have not yet returned the proxy or consent form for the limited partnership units held. Advance copies have been sent to registered reps.

Regardless of the number of units investors own, it is important that their votes be counted. The forms must be RECEIVED by Monday, July 1, 1996 to be counted.

In the Definitive Consent Solicitation/Proxy Statements, you will note that the General Partners are recommending the liquidation of the partnerships, except for NYLIFE Government Mortgage Plus where there is no recommendation either for or against liquidation. In addition, the Partnerships have retained the services of D.F. King to solicit, by telephone, the proxies or written consents of the limited partners. YOU MAY ALSO SOLICIT SUCH CONSENT FROM YOUR CLIENTS BY ENCOURAGING THEM TO RETURN THEIR PROXIES OR WRITTEN CONSENTS, AND BY REFERRING THEM TO THE DEFINITIVE STATEMENTS, AND THE RECOMMENDATION OF THE GENERAL PARTNERS FOUND THEREIN.

If you have any questions, please call the toll-free number for reps:
1-800-278-4157. Investors may be referred to another toll-free number at 1-800-278-4117.



                                       #  #  #